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                                                                  EXHIBIT 10.057


                       STRATEGIC ALLIANCE AGREEMENT

         THIS STRATEGIC ALLIANCE AGREEMENT (this "Agreement") is made and entered into as of July 9th, 1999 by and between IXL ENTERPRISES, INC. ("iXL") and ALLERGY SUPERSTORE.COM, INC. ("Allergy").

         In consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, iXL and Allergy agree as follows:

         1. STRATEGIC ADVISOR. iXL shall advise Allergy with respect to the development of Allergy's business and Allergy's business model. Such advice shall include, on an as and when needed basis, strategic planning advice, marketing advice relating to retailing and business to business commerce, and general advice regarding current and future market trends in the healthcare and internet markets. This advice will be on an ad hoc basis and will not require specific deliverables related to these advisory services. These services will not replace iXL's core business of strategic consulting.

         2. BUSINESS RELATIONSHIP AND STRATEGIC ALLIANCE INTRODUCTIONS. iXL shall use its commercially reasonable best efforts to introduce Allergy and its executive officers to companies and individuals doing business and/or investing in the healthcare industry with which iXL or its employees maintains executive-level contacts.

         3. ACCELERATION OF WEBSITE DEVELOPMENT. Contemporaneously with the execution hereof, Allergy and iXL Inc., a wholly-owned subsidiary of iXL, will execute a Master Services Agreement (the "Master Services Agreement"), pursuant to which, among other things, iXL Inc. will develop Allergy's world wide web site. iXL shall use its commercially reasonable best efforts to accelerate and expedite the performance by iXL Inc. of its obligations under the Master Services Agreement with respect to the development of Allergy's web site. In consideration for acceleration of performance by iXL, Inc. of its obligations under the Master Services Agreement, Allergy shall issue to iXL 300,000 shares of its common stock.

         4. BOARD OF DIRECTORS. iXL shall have the right for a period of one year from the date of the Agreement (the "Initial Term") to designate two members of Allergy's Board of Directors, one of whom shall have the right to vote on all matters presented to the Board of Directors, and one who shall have no right to vote on any matters presented to the Board of Directors (collectively, the "iXL Designees"). One of the iXL Designees shall be
U. Bertram Ellis. Allergy shall have the right to replace any of the iXL Designees with its own designees at any time with or without cause after the Initial Term.

         5. ISSUANCE OF COMMON STOCK. Allergy shall issue to iXL an aggregate of 600,000 shares of its common stock (the "Advisor Common Stock") inclusive of those




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shares issued pursuant to Section 3 hereof.) The Advisor Common Stock may yet be sold, pledged or assigned ("a Disposition") without the prior written consent of Allergy. In addition, the Advisor Common Stock shall be subject to usual and customary lock-up agreements imposed by Allergy's underwriters in a public offering of Allergy's common stock or other securities.

         6.       AGREEMENT OF NON-DISCLOSURE AND NON-COMPETITION.

                  6.1 iXL agrees Allergy has developed and uses both technical and non technical information of significant commercial value, some of which information is owned by Allergy, some of which is owned by third parties. The information includes computer programs, system documentation, manuals, customer lists and other materials developed and used by Allergy that are subject to the proprietary rights of Allergy and of third parties. Allergy and other holders of proprietary rights in such information regard such information as valuable trade secrets. iXL recognizes and agrees that it has a fiduciary duty to Allergy and to each other to retain in confidence and to use the information and other property of Allergy solely for the use and benefit of Allergy.

                  6.2 iXL agree that except as may be required in the performance of its duties on behalf of Allergy, or otherwise as required by law, that it will not disclose or use at any time during which it is a shareholder, or for a period of three years thereafter, any secret or confidential information of Allergy.

                  6.3 iXL agrees that during the period of one year immediately following cessation of iXL's employment with Allergy, iXL shall not, on iXL's own behalf or on behalf of any person, firm, partnership, association, corporation or business organization, entity or enterprise, solicit, contact, call upon, communicate with or attempt to communicate with any present employees of Allergy, nor any former employees of Allergy who left Allergy's employ 80 days prior to such cessation of employment by iXL. The actions prohibited in this section shall not be engaged in by iXL directly or indirectly, including, but not limited to a shareholder, employee, agent or affiliate of iXL.

         7.       LEGEND ON STOCK.

                  7.1 FORM OF LEGEND. The Secretary shall endorse each certificate representing Advisor Common Stock with substantially the following legend:




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         The shares of Advisor Common Stock represented by this certificate are held subject to, and transfer of such shares is restricted by, terms of a Strategic Alliance Agreement dated July 9th, 1999, a copy of which is on file at the office of the Corporation. No transfer of any share represented by this certificate shall be valid unless made in accordance with the terms of this Agreement.

         The shares evidenced by this certificate have not been registered under the Securities Act of 1933, as amended (the "Federal Act"), in reliance upon the exemption from registration provided by section 4(2) of the Federal Act and have not been registered under the securities laws of applicable states in reliance upon applicable exemptions from registration under the securities laws of such states. These shares have been acquired for registration under the securities laws of such states. These shares have been acquired for investment purposes only and may not be offered for sale, hypothecated, sold or transferred, nor will any assignee or transferee thereof be recognized by the Corporation as having any interest in these shares, in the absence of
         (i) an effective registration statement with respect to the shares under the Federal Act and applicable state securities laws or (ii) compliance with applicable exemptions from registration under the Federal Act and applicable state securities laws. The Corporation may, if it deems appropriate in its sole discretion, require an opinion of counsel satisfactory to the Corporation that the offer, sale, hypothecation or transfer of these shares are exempt from registration under the Federal Act and applicable state securities laws.

         The shares evidenced by this certificate have been issued and sold in reliance on paragraph (13) of code section 10-5-9 of the Georgia Securities of 1973 and may not be sold or transferred except in a transaction which is exempt under such Act or pursuant to an effective registration under such Act.

                  7.2 INTENTION OF PARTIES. The parties to this Agreement intend that the legend conform to the applicable provisions of the law. This legend may be modified from time to time by the board of directors of Allergy to conform to any amendments to said provisions or to this Agreement.

         8. ENTIRE AGREEMENT; AMENDMENTS. This Agreement, together with the Master Services Agreement, constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and thereof and supersedes any and all prior agreements and understandings, written or oral, relating to the subject matter hereof. No amendment, alteration or withdrawal of this Agreement shall be valid




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or binding unless made in writing and signed by the parties. Any purported amendment, modification or withdrawal which is oral shall be void and of no effect whatsoever.

         9. FURTHER ASSURANCES. Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

         10. GOVERNING LAW. The validity, interpretation, and construction of this Agreement will be governed by the laws of the State of Georgia applicable to contracts entered into and performed entirely with said state without regard to the principles of conflict of laws. Any dispute or controversy between the parties arising in connection with this Agreement or the subject matter contemplated by this Agreement shall be resolved by arbitration before a three-member panel of the American Arbitration Association in accordance with the commercial arbitration rules of said forum and the Federal Arbitration Act, 9 U.S.C. 1 et seq., with the resulting award being final and conclusive. Said arbitrators shall be empowered to award all forms of relief and damages claimed, including, but not limited to, attorney's fees, expenses of litigation and arbitration, exemplary damages, and prejudgment interest. The parties further agree that any arbitration action between them shall be heard in Atlanta, Georgia, and expressly consent to the jurisdiction and venue of the Superior Court of Fulton County, Georgia, and the United States District Court for the Northern District of Georgia, Atlanta Division for the adjudication of any civil action asserted pursuant to this Section.

         IN WITNESS WHEREOF, this Strategic Alliance Agreement has been duly executed by the parties set forth below as of the date first written above.

                                            IXL ENTERPRISES, INC.

                                            By:  /s/ M. Wayne Boylston
                                                 ------------------------------
                                                 M. Wayne Boylston
                                                 Executive Vice President


                                            ALLERGY SUPERSTORE.COM, INC.

                                            By:      /s/  Timothy C. Moses
                                                 ------------------------------
                                            Name:   Timothy C. Moses
                                                 ------------------------------
                                            Title:  CEO
                                                 ------------------------------





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